SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

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MUNIHOLDINGS FUND II, INC. MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. MUNIHOLDINGS NEW YORK INSURED FUND, INC. MUNIVEST FUND, INC. MUNIVEST FUND II, INC. MUNIHOLDINGS FLORIDA INSURED FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials:

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MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIVEST FUND, INC.
MUNIVEST FUND II, INC.
MUNIHOLDINGS FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2004 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON JANUARY 28, 2004

TO THE STOCKHOLDERS OF
MUNIHOLDINGS FUND II, INC. MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. MUNIHOLDINGS NEW YORK INSURED FUND, INC. MUNIVEST FUND, INC. MUNIVEST FUND II, INC. MUNIHOLDINGS FLORIDA INSURED FUND:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (each, a “Meeting” and collectively, the “Meetings”) of each of MuniHoldings Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc. and MuniHoldings Florida Insured Fund (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, January 28, 2004 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve for the ensuing year and until their successors have been duly elected and qualified or until their earlier resignation or removal; and

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Each Fund’s Board of Directors has fixed the close of business on December 2, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder Communications Inc., at 1-800-645-4519.

By Order of the Boards of Directors/Trustees

BRIAN D. STEWART
Secretary of MuniHoldings Fund II, Inc.,
MuniHoldings New Jersey Insured Fund, Inc.,
MuniHoldings New York Insured Fund, Inc.,
MuniVest Fund, Inc., MuniVest Fund II, Inc. and
MuniHoldings Florida Insured Fund

Plainsboro, New Jersey Dated: December 18, 2003

COMBINED PROXY STATEMENT

MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIVEST FUND, INC.
MUNIVEST FUND II, INC.
MUNIHOLDINGS FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

2004 ANNUAL MEETINGS OF STOCKHOLDERS

JANUARY 28, 2004

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of each of MuniHoldings Fund II, Inc. (“MuniHoldings II”), MuniHoldings New Jersey Insured Fund, Inc. (“MuniHoldings NJ Ins”), MuniHoldings New York Insured Fund, Inc. (“MuniHoldings NY Ins”), MuniVest Fund, Inc. (“MuniVest I”), MuniVest Fund II, Inc. (“MuniVest II”) and the Board of Trustees of MuniHoldings Florida Insured Fund (“MuniHoldings FL Ins”) (each, a “Fund” and, collectively, the “Funds”) to be voted at the 2004 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, January 28, 2004 at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is December 22, 2003.

Each Fund is organized as a Maryland corporation, except for MuniHoldings FL Ins, which is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest of a Fund are referred to as “Shares” or “Shares of Common Stock,” shares of auction market preferred stock and auction market preferred shares are referred to as “AMPS,” the holders of the outstanding Shares and AMPS are referred to as “Stockholders,” the Board of Directors or Board of Trustees of each Fund is referred to as the “Board” or “Board of Directors,” and the Directors or Trustees of each Fund are referred to as “Directors.”

All properly executed proxies received prior to a Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such proxies will be voted for the election of the Director nominees of the applicable Fund to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on December 2, 2003 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding Shares or five percent of the outstanding AMPS of such Fund. This Combined Proxy Statement is being provided to the holders of Shares and AMPS of each Fund.

The Board of Directors of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders of that Fund and until their successors are elected and qualified or until their earlier resignation or removal. The nominees are Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg (collectively, the “Nominee Directors”). It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “for” the Nominee Directors listed in the following chart.

Fund	AMPS Nominee Directors	Other Nominee Directors
MuniHoldings II	Forbes, West	Glenn, Montgomery, Ryan, Suddarth, Zinbarg
MuniHoldings NJ Ins	Forbes, West	Glenn, Montgomery, Ryan, Suddarth, Zinbarg
MuniHoldings NY Ins	Forbes, West	Glenn, Montgomery, Ryan, Suddarth, Zinbarg
MuniVest I	Forbes, West	Glenn, Montgomery, Ryan, Suddarth, Zinbarg
MuniVest II	Forbes, West	Glenn, Montgomery, Ryan, Suddarth, Zinbarg
MuniHoldings FL Ins	Forbes, West	Glenn, Montgomery, Ryan, Suddarth, Zinbarg

The class of Stockholders solicited and entitled to vote on the proposal are outlined in the following chart.

Fund	Class of Stockholders	Election of AMPS Directors	Election of Other Directors
MuniHoldings II	Common Stock	No	Yes
MuniHoldings II	AMPS	Yes	Yes
MuniHoldings NJ Ins	Common Stock	No	Yes
MuniHoldings NJ Ins	AMPS	Yes	Yes
MuniHoldings NY Ins	Common Stock	No	Yes
MuniHoldings NY Ins	AMPS	Yes	Yes
MuniVest I	Common Stock	No	Yes
MuniVest I	AMPS	Yes	No
MuniVest II	Common Stock	No	Yes
MuniVest II	AMPS	Yes	Yes
MuniHoldings FL Ins	Common Stock	No	Yes
MuniHoldings FL Ins	AMPS	Yes	Yes

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The Board of Directors of each Fund knows of no reason why any of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards of Directors of such Fund may recommend.

Certain information concerning the nominees is set forth below. Additional information concerning the nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information

Certain biographical and other information relating to the Nominee Director who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds*** and Portfolios Overseen	Public Directorships
Terry K. Glenn†† (63)	President and Director	President** and Director* of each Fund since the year listed in Exhibit B.

President and Chairman of the FAM/MLIM advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. (“Princeton Administrators”) from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

				123 registered investment companies consisting of 159 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators and/or his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”).
*	As a Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in each Fund’s by-laws, charter or by statute.
**	Elected by and serves at the pleasure of the Board of Directors.
***	The complex of funds advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“FAM/MLIM”-advised funds”).

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Certain biographical and other information relating to the Nominee Directors who are not “interested persons,” as defined in the Investment Company Act, of any Fund (“non-interested Directors”) is set forth below. Each of the Nominee Directors is a member of the Audit and Oversight Committees.

Name, Address† and Age	Position Held with each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (63)	Director	Director of each Fund since the year listed in Exhibit B.

Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

				51 registered investment companies consisting of 50 portfolios	None

Cynthia A. Montgomery (51)	Director	Director of each Fund since the year listed in Exhibit B.

Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985.

				51 registered investment companies consisting of 50 portfolios	Unum-Provident Corporation (insurance products); Newell Rubbermaid Inc. (manu-facturing)

Kevin A. Ryan (71)	Director	Director of each Fund since the year listed in Exhibit B.

Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education, Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

				51 registered investment companies consisting of 50 portfolios	None

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Name, Address† and Age	Position Held with each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Roscoe S. Suddarth (68)	Director	Director of each Fund since the year listed in Exhibit B.

President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

				51 registered investment companies consisting of 50 portfolios	None

Richard R. West (65)	Director	Director of each Fund since the year listed in Exhibit B.	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	51 registered investment companies consisting of 50 portfolios	Bowne & Co., Inc. (financial printer); Vornado Operating Company (real estate company); Vornado Realty Trust, Inc. (real estate holding company); Alexander’s, Inc. (real estate company)

Edward D. Zinbarg (68)	Director	Director of each Fund since the year listed in Exhibit B.

Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

				51 registered investment companies consisting of 50 portfolios	None

†	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
††	Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in each Fund’s by-laws, charter or by statute.

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Audit and Oversight Committee Report

The Board of Directors of each Fund has a standing Audit and Oversight Committee (the “Committee”), which consists of the Directors who are not “interested persons” of that Fund within the meaning of the Investment Company Act and who are “independent” as defined in the New York Stock Exchange and, with respect to MuniVest I, in the American Stock Exchange, listing standards. Currently, Messrs. Forbes, Ryan, Suddarth, West and Zinbarg and Ms. Montgomery are members of the Committee of each Fund. The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

Each Fund has adopted a written Charter for the Committee, which is attached as Exhibit D to this Combined Proxy Statement. Each Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Ernst & Young LLP (“E&Y”), the independent accountants for MuniHoldings II and MuniHoldings NJ Ins, or from Deloitte & Touche LLP (“D&T”), the independent accountants for MuniHoldings NY Ins, MuniVest I, MuniVest II and MuniHoldings FL Ins, as applicable. Each Committee has discussed with E&Y and D&T, as applicable, such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61, as may be modified or supplemented. Each Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining the independence of those accountants.

Each Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent accountants. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to Stockholders and included in the Fund’s Annual Report to Stockholders, the Committee would be notified by Fund management or the independent accountants. The Committees received no such notifications for any of the Funds. Following each Committee’s review and discussions regarding the audit of a Fund’s financial statements with Fund management and the independent accountants, the Committee recommended to the Directors that the Fund’s audited financial statements for the fiscal year ended July 31, 2003 in the case of MuniHoldings II and MuniHoldings NJ Ins, August 31, 2003 in the case of MuniHoldings FL Ins, MuniHoldings NY Ins and MuniVest I and October 31, 2003 in the case of MuniVest II be included in that Fund’s Annual Report to Stockholders.

In addition to the above, each Committee also reviews and nominates candidates to serve as non-interested Directors. Each Committee generally will not consider nominees recommended by Stockholders of the Fund. The non-interested Directors of each Fund have retained independent legal counsel to assist them in connection with these duties.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Committee held during the period for which he or she served. See Exhibit A for further information about Committee and Board meetings.

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Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of each Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and either the New York Stock Exchange (in the case of MuniHoldings II, MuniHoldings NJ Ins, MuniHoldings NY Ins, MuniVest II and MuniHoldings FL Ins) or the American Stock Exchange (in the case of MuniVest I). Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the applicable Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that (i) FAM inadvertently made late Form 4 filings with respect to each of the Funds; and (ii) William Bentley, Lawrence Haber, Jerry Miller, Frank Salerno and Charles Winters, officers of FAM or its affiliate, MLIM, inadvertently made late Form 3 filings with respect to each of the Funds.

Interested Persons

Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on former positions he held with FAM and its affiliates and/or due to his ownership of securities issued by ML & Co. Mr. Glenn is the President of each Fund.

Compensation of Directors

FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each non-interested Director a combined fee of $3,800 per year plus a fee of $150 for each in person Board meeting attended and $150 for each in person Committee meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. Each Co-Chairman of each Fund’s Committee receives an additional annual fee of $1,000.

Information relating to the aggregate fees and expenses paid by each Fund to its non-interested Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A.

Officers of Each Fund

Information relating to the officers of each Fund is set forth in Exhibit C. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

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Stock Ownership

Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Nominee Director: (i) the number of Shares of Common Stock and AMPS of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all FAM/MLIM-advised funds for which the Nominee Director currently serves as a Director.

As of the Record Date, no non-interested Director Nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Glenn, President and Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

The Board of Directors of each Fund recommends that the Stockholders vote “FOR” each of the Director Nominees.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Vote Required

The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares and AMPS of the Funds.

For each of MuniHoldings II, MuniHoldings NJ Ins and MuniHoldings NY Ins, one-third of the Fund’s Shares and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. For MuniHoldings FL Ins, MuniVest I and MuniVest II, a majority of the Fund’s Shares and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. The quorum requirements must be met for each Fund’s Shares and AMPS, each voting separately as a class.

In order to obtain the necessary quorum at each Meeting supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of Stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the Stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from Stockholders. Any such adjournment will require the affirmative vote of a majority of the Shares and AMPS of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s Stockholders. Each Fund has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund plus out-of-pocket expenses, which are estimated to be $500 for each Fund.

Voting Requirement

All Shares and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is

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indicated, the Shares and AMPS will be voted “FOR” the Director Nominees. Except in the case of MuniVest I, holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated herein as AMPS Directors and holders of Shares and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Holders of AMPS of MuniVest I, voting separately as a class, are entitled to elect the two Directors designated herein as AMPS Directors and holders of Shares, voting separately as a class, are entitled to elect the remaining Directors. Assuming a quorum is present, approval of Item 1 will require the affirmative vote of Stockholders holding at least the percentage of shares indicated below. “Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Fund	Election of AMPS Directors	Election of Other Directors

MuniHoldings II	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings NJ Ins	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings NY Ins	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniVest I	Affirmative vote of a majority of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a majority of the votes cast by the holders of Shares, voting together as a single class

MuniVest II	Affirmative vote of a majority of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a majority of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings FL Ins	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class	Affirmative vote of the holders of a majority of the Shares and AMPS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding Shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their Shares on the Item before each Meeting. The Funds understand that, under the rules of the New York Stock Exchange and the American Stock Exchange,

9

such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include Shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of Stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that if it votes Shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those Shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, with respect to MuniHoldings II, MuniHoldings NJ Ins, MuniHoldings NY Ins, MuniVest I and MuniVest II, abstentions and broker non-votes will not have an effect on the vote on Item 1; but will be counted as a vote “against” with respect to MuniHoldings FL Ins.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the Shares of Common Stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Accountants’ Fees

The SEC’s auditor independence rules require the Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent accountants for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

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Each Fund also is required to disclose the total non-audit fees paid to its independent accountants, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Committee.

The fiscal year end is July 31 for MuniHoldings II and MuniHoldings NJ Ins, August 31 for MuniHoldings FL Ins, MuniHoldings NY Ins and MuniVest I, and October 31 for MuniVest II.

Fees for audit and non-audit services provided directly to the Fund:

	Independent	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Accountants	2003	2002	2003*	2002*	2003**	2002**	2003	2002
MuniHoldings II	E&Y	30,550	37,275	3,000	12,000	5,000	4,740	—	—
MuniHoldings FL Ins	D&T	26,000	24,800	8,200	18,350	4,800	4,700	—	—
MuniHoldings NJ Ins	E&Y	30,550	37,275	3,000	12,000	5,000	4,740	—	—
MuniHoldings NY Ins	D&T	26,000	24,800	8,200	18,350	4,800	4,700	—	—
MuniVest I	D&T	26,000	34,600	8,200	18,350	4,800	4,700	—	—
MuniVest II	D&T	25,000	30,600	7,800	18,350	4,800	4,700	—	—

*	Primarily related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Committee was required:

	Independent	Audit-Related Fees ($)		Tax Fees ($)	All Other Fees ($)
Fund	Accountants	2003#		2003#	2003#
MuniHoldings II	E&Y	—		—	—
MuniHoldings FL Ins	D&T	450,000	***	—	—
MuniHoldings NJ Ins	E&Y	—		—	—
MuniHoldings NY Ins	D&T	450,000	***	—	—
MuniVest I	D&T	450,000	***	—	—
MuniVest II	D&T	450,000	***	—	—

***	Primarily related to examinations of internal controls and investment management performance returns at Affiliated Service Providers.
#	Information is provided only for the 2003 fiscal year because the rules regarding pre-approval by the Committee of services provided to Affiliated Service Providers were not in effect during the 2002 fiscal year of any Fund.

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

		Aggregate Non-Audit Fees($)
Fund	Independent Accountants	2003		2002
MuniHoldings II	E&Y	2,317,000	††	2,680,000	††
MuniHoldings FL Ins	D&T	15,063,000	†	13,074,050	†
MuniHoldings NJ Ins	E&Y	2,317,000	††	2,680,000	††
MuniHoldings NY Ins	D&T	15,063,000	†	13,074,050	†
MuniVest I	D&T	15,063,000	†	13,074,050	†
MuniVest II	D&T	15,062,600	†	13,074,050	†

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund's tax returns.
††	Primarily associated with corporate tax consulting, cash flow ananlyses, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund's tax returns.

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The Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent accountants to the Fund’s Affiliated Service Providers that were not subject to the Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the accountants’ independence.

Committee’s Pre-Approval Policies and Procedures

The Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Committee. As noted above, the Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

Non-audit services provided to the Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Committee.

The independent accountants annually will provide the Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other

Representatives of E&Y and D&T, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any Stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Brian D. Stewart, Secretary, or to 1-800-637-3863.

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Stockholder Proposals

If a stockholder of any Fund intends to present a proposal at the 2005 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in January 2005, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the appropriate Fund by August 23, 2004. The persons named as proxies in the proxy materials for each Fund’s 2005 Annual Meetings of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by November 8, 2004. Written proposals and notices should be sent to the Secretary of the applicable Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

By Order of the Boards of Directors/Trustees

BRIAN D. STEWART
Secretary of MuniHoldings Fund II, Inc.,
MuniHoldings New Jersey Insured Fund, Inc.,
MuniHoldings New York Insured Fund, Inc.,
MuniVest Fund, Inc.,
MuniVest Fund II, Inc.
and MuniHoldings Florida Insured Fund

Dated: December 18, 2003

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Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term	Fiscal Year End	State of Organization	Meeting Time
MuniHoldings Fund II, Inc.	MuniHoldings II	July 31	MD	9:00 A.M.
MuniHoldings New Jersey
Insured Fund, Inc.	MuniHoldings NJ Ins	July 31	MD	9:20 A.M.
MuniHoldings New York
Insured Fund, Inc.	MuniHoldings NY Ins	August 31	MD	9:40 A.M.
MuniVest Fund, Inc.	MuniVest I	August 31	MD	10:00 A.M.
MuniVest Fund II, Inc.	MuniVest II	October 31	MD	10:20 A.M.
MuniHoldings Florida
Insured Fund	MuniHoldings FL Ins	August 31	MA	10:40 A.M.

	Shares Outstanding as of the Record Date
Fund	Shares	AMPS
MuniHoldings II	11,098,243	3,480
MuniHoldings NJ Ins	21,038,614	8,120
MuniHoldings NY Ins	30,784,615	12,520
MuniVest I	61,346,288	11,000
MuniVest II	19,907,055	5,400
MuniHoldings FL Ins	37,628,592	14,530

Board and Committee Meetings

Set forth in the table below is information regarding Board and Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Committee
Fund	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)***	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
MuniHoldings II	10	1,900	150	5	1,900	150	37,208
MuniHoldings NJ Ins	10	1,900	150	5	1,900	150	37,413
MuniHoldings NY Ins	11	1,900	150	5	1,900	150	34,549
MuniVest I	11	1,900	150	5	1,900	150	35,248
MuniVest II	10	1,900	150	5	1,900	150	37,320
MuniHoldings FL Ins	11	1,900	150	5	1,900	150	37,348

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional $1,000 fee paid to the Co-Chairmen of the Committee.

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Exhibit B

INFORMATION PERTAINING TO THE NOMINEE DIRECTORS

Year in Which Each Nominee Director of Each Fund Became a Director

	MuniHoldings II	MuniHoldings NY Ins	MuniHoldings NJ Ins	MuniVest I	MuniVest II	MuniHoldings FL Ins
Forbes	1998	1997	1998	1988	1993	1997
Glenn	1999	1999	1999	1999	1999	1999
Montgomery	1998	1997	1998	1993	1993	1997
Ryan	1998	1997	1998	1992	1993	1997
Suddarth	2000	2000	2000	2000	2000	2000
West	1998	1997	1998	1988	1993	1997
Zinbarg	2000	2000	2000	2000	2000	2000

B-1

Ownership of Shares and AMPS by Nominee Director as of the Record Date

Name		No. of Shares	No. of AMPS	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in all FAM/MLIM- Advised Funds overseen by each Director Nominee in the Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	38,376	None	over $100,000
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None
Non-Interested Directors:
Ronald W. Forbes	MuniHoldings II	1,414	None	$10,001-$50,000	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	1,239	None	$10,001-$50,000
	MuniVest I	1,230	None	$10,001-$50,000
	MuniVest II	702	None	$10,001-$50,000
	MuniHoldings FL Ins	None	None	None

Cynthia A. Montgomery	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Kevin A. Ryan	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Roscoe S. Suddarth	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Richard R. West	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Edward D. Zinbarg	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

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Compensation of Non-Interested Directors

Name	Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other FAM/MLIM- Advised Funds
Ronald W. Forbes*	$6,000	None	$308,400
Cynthia A. Montgomery	$5,000	None	$266,400
Charles C. Reilly*†	$6,000	None	$308,400
Kevin A. Ryan	$5,000	None	$266,400
Roscoe S. Suddarth	$5,000	None	$266,400
Richard R. West	$5,000	None	$275,400
Edward D. Zinbarg	$5,000	None	$266,400

*	Co-Chairman of each Fund’s Committee.
†	Mr. Reilly will retire as a Director effective January 1, 2004.

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Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Position(s) Held with applicable Fund Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen	Public Directorships
Terry K. Glenn (63)	President† of each Fund since 1999.

President and Chairman of the FAM/MLIM advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. (“Princeton Administrators”) from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

			123 registered investment companies consisting of 159 portfolios	None

Donald C. Burke (43)

Treasurer of each Fund since 1999 and Vice President of each Fund as follows: MuniHoldings II since 1998; MuniHoldings NJ Ins since 1998; MuniHoldings NY Ins since 1997; MuniVest I since 1993; MuniVest II since 1993; MuniHoldings FL Ins since 1997

First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

			122 registered investment companies consisting of 158 portfolios	None

Kenneth A. Jacob (51)	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1984 to 1997.	37 registered investment companies consisting of 49 portfolios	None

John M. Loffredo (39)	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	37 registered investment companies consisting of 49 portfolios	None

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Name, Address* and Age	Position(s) Held with each Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen	Public Directorships
Robert A. DiMella, CFA (37)	Vice President of MuniHoldings II since 1998	Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Portfolio Manager of MLIM from 1993 to 1995.	6 registered investment companies consisting of 6 portfolios	None

Theodore R. Jaeckel (43)	Vice President and Portfolio Manager of MuniHoldings NJ Ins since 2002	Director (Municipal Tax-Exempt Fund Management) of FAM since 1997; Vice President of FAM since 1991.	6 registered investment companies consisting of 6 portfolios	None

Robert D. Sneeden (49)	Vice President and Portfolio Manager of MuniHoldings FL Ins since 1997; Co-Portfolio Manager of MuniHoldings NY Ins since 2003.	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998; Vice President of Lehman Brothers from 1990 to 1994.	5 registered investment companies consisting of 5 portfolios	None

Fred K. Steube (51)	Vice President of MuniVest I since 1989 and Vice President of MuniVest II since 1993	Vice President of MLIM since 1989.	4 registered investment companies consisting of 4 portfolios	None

Brian D. Stewart (34)	Secretary of each Fund since 2002	Vice President of MLIM since 2002; attorney associated with Reed Smith LLP from 2001 to 2002; attorney associated with Saul Ewing LLP from 1999 to 2001.	39 registered investment companies consisting of 53 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Prior to 1999 Mr. Glenn served as Executive Vice President of each Fund.

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Exhibit D

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES FOR EXCHANGE LISTED FUNDS

Although the Audit Committee of an investment company also serves as a Nominating Committee, the following charter pertains only to each Audit and Nominating Committee’s duties as an Audit Committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto has adopted the following Audit Committee Charter.

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof);

(c)	each of whom shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee;

(d)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Board of Directors/Trustees shall determine annually (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II. Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, shall be responsible for:

(a)	overseeing the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

(b)	overseeing the integrity of the Fund’s financial statements and the independent audit thereof;

D-1

(c)	overseeing, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; and

(d)	the appointment, compensation, retention, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

The Audit Committee shall report regularly to the Board of Directors/Trustees with respect to the matters described in this Audit Committee Charter and shall make such recommendations to the Board of Directors/Trustees relating thereto as the Audit Committee deems necessary or appropriate. The Fund’s independent accountants shall report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)	upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request copies of: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)	to approve, prior to appointment, the engagement of the Fund’s independent accountants to provide other audit services to the Fund or non-audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether: (i) the provision of each non-audit service to the Fund by the Fund’s independent accountants is compatible with maintaining the independence of such independent accountants and (ii) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

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(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(g)	to receive and consider specific representations from the Fund’s independent accountants with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the Securities Exchange Act of 1934 the (“1934 Act”);

(h)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(i)	to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants;

(j)	to review and approve the fees proposed to be charged to the Fund by the Fund’s independent accountants for each audit and non-audit service;

(k)	to discuss with the Fund’s independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(l)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required under rules promulgated by the Securities and Exchange Commission to be included in any proxy statement used by the Fund;

(m)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(n)	to establish and administer policies and procedures relating to: (i) the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(o)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

D-3

(p)	to consider information and comments from the Fund’s independent accountants with respect to, and meet with such independent accountants to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by such independent accountants, and to review the independent accountants’ opinion on the Fund’s financial statements;

(q)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(r)	to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(s)	to receive reports from the Fund’s principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and the identification for the Fund’s independent accountants of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(t)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(u)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

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(v)	to address reports received from the Fund’s independent accountants relating to the possible violation of federal or state law and to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(w)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(x)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(y)	to review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors/Trustees and to evaluate the performance of the Audit Committee on an annual basis; and

(z)	to perform such other functions and to have such other powers consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Audit Committee Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

D-5

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors/Trustees reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors/Trustees reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors/Trustees are not members.

IV. Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and Fund management and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

Dated: May 23, 2000
Revised: April 5, 2001
Further Revised: December 4, 2002
Further Revised: November 13, 2003

D-6

APPENDIX A

MuniHoldings Florida Insured Fund
MuniHoldings Fund II, Inc.
MuniHoldings New Jersey Insured Fund, Inc.
MuniHoldings New York Insured Fund, Inc.
MuniVest Fund, Inc.
MuniVest Fund II, Inc.

D-7

COMMON STOCK

MUNIHOLDINGS FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X __________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON SHARES

MUNIHOLDINGS FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniHoldings Florida Insured Fund (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Shareholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED SHARES

MUNIHOLDINGS FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Shares of MuniHoldings Florida Fund (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Shareholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIVEST FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIVEST FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) Ronald W. Forbes and Richard R. West.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIVEST FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIVEST FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2003 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.